As filed with the Securities and Exchange Commission on August 20, 2004

                                          Securities Act Registration No. 333-
                                      Investment Company Registration No. 811-


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

          Registration Statement under the Securities Act of 1933 [x]
                          Pre-Effective Amendment No.
                         Post-Effective Amendment No.
                                    and/or
                         Registration Statement Under
                    The Investment Company Act of 1940 [x]
                                 Amendment No.


                          BlackRock Rising Rate Trust
        (Exact Name of Registrant as Specified in Declaration of Trust)
                             100 Bellevue Parkway
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)

                                (888) 825-2257
             (Registrant's Telephone Number, Including Area Code)

                           Anne Ackerley, President
                          BlackRock Rising Rate Trust
                              40 East 52nd Street
                           New York, New York 10022
                    (Name and Address of Agent for Service)

                                  Copies to:

                           Michael K. Hoffman, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                           New York, New York 10036

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


                        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                              Proposed        Proposed Maximum
                                         Amount Being     Maximum Offering        Aggregate           Amount of
Title of Securities Being Registered      Registered       Price per Unit     Offering Price(1)    Registration Fee
------------------------------------     -------------    ----------------    -----------------    ----------------


Common Shares, $.001 par value......    100,000 shares         $15.00            $1,500,000            $190.05


(1) Estimated solely for the purpose of calculating the registration fee.


         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

[FLAG]

The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



PROSPECTUS

                             Subject to Completion
                  Preliminary Prospectus dated        , 2004
                                    Shares

                          BlackRock Rising Rate Trust
                                 Common Shares
                               $15.00 per share

         The Trust. BlackRock Rising Rate Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to seek total returns on its net asssets that are inversely correlated with the price of the 10-Year U.S. Treasury note (the "10-Year Treasury Note"). Since the price of bonds go up when their yields go down, if the Trust meets its objective, its net asset value will generally rise when interest rates rise. There can be no assurance that the Trust will achieve its objective.

         Investment Advisor. The Trust's portfolio will be managed by BlackRock Advisors, Inc., the Trust's investment advisor, and BlackRock Financial Management, Inc., the Trust's sub-advisor (collectively, "BlackRock").

         Portfolio Contents. The Trust pursues its investment objective by making investments and entering into transactions in a manner designed to achieve positive investment performance in rising U.S. interest rate environments. The Trust's primary investments are expected to consist of (i) U.S. Treasury and agency securities; (ii) mortgage-and asset-backed securities, including commercial mortgage-backed securities ("CMBSs") and collateralized mortgage obligations ("CMOs"), (iii) corporate bonds; and (iv) cash and cash equivalents (collectively referred to as "Portfolio Securities"). The Trust also intends to enter into short sales, futures, options, swaps and other similar transactions (collectively referred to as the "Transactions") intended to result in positive investment performance in a rising U.S. interest rate environment.

         Potential Limited Term. On or about the third anniversary of the completion of this offering, the Trust's board of trustees will consider whether the termination and liquidation of the Trust is in the best interest of the Trust's shareholders. If no such determination is made on the third anniversary, the board of trustees will consider termination and liquidation of the Trust at least annually thereafter.

         No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Even if the Trust's net asset value inversely correlates with the price of the 10 Year Treasury Note, there can be no assurance that the Trust's stock price will also inversely correlate with the price of the 10 year Treasury Note. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol " ".

         Leverage. The Trust may borrow funds in an aggregate amount of up to 33?% of its total to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks or other financial institutions. The Trust may also borrow through reverse repurchase agreements and dollar rolls. The Trust may also incur leverage through the Transactions it enters. The use of such leverage techniques can create risks.

         Before buying any common shares you should read the discussion of the material risks of investing in the Trust in "Risks" beginning on page . Certain of these risks are summarized in "Prospectus Summary -- Special Risk
Considerations" beginning on page   .

                                                          Per Share   Total (1)
Price offering price.....................................   $15.00      $
Sales load (2)...........................................   $           $
Estimated organizational and offering expenses (3).......   $           $
Proceeds, after expenses, to the Trust...................   $           $

(1) The Trust has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total price to the public, sales load, estimated offering and organizational
       expenses and proceeds to the Trust will be $      , $      , $      and
       $       , respectively. See "Underwriting."

(2) BlackRock Advisors, Inc. will pay additional compensation to qualifying underwriters for certain aftermarket support services. See
       "Underwriting." BlackRock Advisors, Inc. will pay          for services
       provided pursuant to a shareholder servicing agreement between
               and            BlackRock Advisors, Inc. The total amounts of
       the foregoing payments will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby.

(3) The Trust will pay organizational expenses and offering costs of the Trust (other than the sales load) up to an aggregate of $ per share of the Trust's common shares. BlackRock Advisors, Inc. has agreed to pay such organizational expenses and offering costs of the Trust to the
       extent they exceed $      per share of the Trust's common shares. The
       aggregate organizational expenses and offering costs to be incurred by
       the Trust are estimated to be $       (including amounts incurred by
       BlackRock Advisors, Inc. on behalf of the Trust).

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         You should read this prospectus, which contains important information about the Trust, before deciding whether to invest, and retain it for future
reference. A Statement of Additional Information, dated                  2004,
containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page of this prospectus. You may request a free copy of the Statement of Additional Information by calling
(888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and the Trust's business, financial condition and prospects may have changed since that date.

         The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         Until           , 2004 (25 days after the date of this prospectus),
all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

               The date of this Prospectus is        , 2004.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----

PROSPECTUS SUMMARY........................................................1
SUMMARY OF TRUST EXPENSES................................................12
THE TRUST................................................................13
USE OF PROCEEDS..........................................................13
THE TRUST'S INVESTMENTS..................................................13
PORTFOLIO SECURITIES.....................................................15
LEVERAGE.................................................................19
RISKS....................................................................20
MANAGEMENT OF THE TRUST..................................................27
NET ASSET VALUE..........................................................28
DISTRIBUTIONS............................................................29
DIVIDEND REINVESTMENT PLAN...............................................29
DESCRIPTION OF SHARES....................................................30
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST.............31
CLOSED-END TRUST STRUCTURE...............................................33
REPURCHASE OF SHARES.....................................................33
U.S. FEDERAL INCOME TAX MATTERS..........................................34
UNDERWRITING.............................................................35
CUSTODIAN AND TRANSFER AGENT.............................................36
LEGAL OPINIONS...........................................................37
PRIVACY PRINCIPLES OF THE TRUST..........................................37
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.............1

                              PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.



The Trust...........................  BlackRock Rising Rate Trust is a newly organized, non-diversified, closed-end management investment company.
                                      Throughout the prospectus, we refer to BlackRock Rising Rate
                                      Trust simply as the "Trust" or as "we," "us" or "our." See
                                      "The Trust."

The Offering........................  The Trust is offering common shares of beneficial interest at
                                      $15.00 per share through a group of underwriters (the
                                      "Underwriters") led by                     .  The common
                                      shares of beneficial interest are called "common shares" in the rest of this prospectus.  You must purchase at least 100 common shares ($1,500) in order to participate in this
                                      offering. The Trust has given the Underwriters an option to purchase up to additional common shares to cover orders in excess of common shares. BlackRock has agreed to pay
                                      organizational expenses and offering costs (other than sales
                                      load) that exceed $     per share. See "Underwriting."

Investment Objective................  The Trust's investment objective is to seek total returns on its net assets that are inversely correlated with the
                                      price of the 10-Year U.S. Treasury Note. Since the price
                                      of bonds go up when their yields go down, if the Trust
                                      meets its objective, its net asset value will generally
                                      rise when interest rates rise. There can be no assurance
                                      that the Trust will achieve its objective.

Investment Policies
And Strategies......................  The Trust pursues its investment objective by purchasing and selling Portfolio Securities and entering into Transactions in a manner designed to achieve positive investment
                                      performance in rising U.S. interest rate environments, as
                                      measured by the interest rate of the 10-Year Treasury Note.
                                      The 10-Year U.S. Treasury Note is a debt obligation issued by the U.S. Department of the Treasury that bears a stated
                                      interest rate and provides its owner with semi-annual
                                      interest payments.  The 10-Year U.S. Treasury Note is often considered a benchmark for U.S. interest rates and is
                                      considered to have a low credit risk.

                                      There is an inverse relationship between interest rates
                                      and the price of fixed income securities such as the
                                      10-Year U.S. Treasury Note. If interest rates rise, the
                                      price of the 10-Year U.S. Treasury Note generally will
                                      fall. Conversely, if interest rates fall, the price of the
                                      10-Year U.S. Treasury Note generally will rise. Because
                                      the Trust seeks total returns that are correlated with the movements of U.S. interest rates (and inversely correlated with the price of fixed income securities), the value of
                                      the Trust's assets is expected to decrease over any period of time during which U.S. interest rates do not increase,
                                      and also is expected to decrease over any period of time
                                      during which there is no increase in the 10-Year Treasury
                                      rate, even if U.S. interest rates increase in other
                                      maturities. The Trust will not experience positive
                                      investment performance even if the 10-Year Treasury rate
                                      increases if the amount of that increase does not exceed
                                      the fees and expenses associated with the Trust.

                                      Up to 10% of the Trust's Portfolio Securities may be
                                      invested in non-dollar-denominated securities of issuers
                                      located outside of the United States ("Non-U.S.
                                      Securities") and up to 5% of the Trust's Portfolio
                                      Securities may be invested in securities rated below
                                      investment grade by the national rating agencies that
                                      cover the security, or, if unrated, are determined to be
                                      of comparable quality by BlackRock ("Non-Investment Grade
                                      Securities"). Standard & Poor's Ratings Group, a division
                                      of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch
                                      Ratings ("Fitch") consider securities rated below BBB- to
                                      be below investment grade and Moody's Investors Service,
                                      Inc. ("Moody's") considers securities rated below Baa3 to
                                      be below investment grade. Non U.S. Securities and
                                      Non-Investment Grade Securities may entail special risks.
                                      See "Risks--Non-U.S. Securities" and
                                      "Risks--Non-Investment Grade Securities."

                                      Following the third anniversary of the completion of this
                                      offering, the Trust's Board of Trustees will consider
                                      whether the termination and liquidation of the Trust is in the best interest of the Trust's shareholders. If no such
                                      determination is made on the third anniversary, the Board
                                      of Trustees will consider termination and liquidation of
                                      the Trust at least annually thereafter. There can be no
                                      assurance that the market price of the Trust's common
                                      shares will be greater than, less than or equal to the
                                      Trust's net asset value per share at the time of
                                      liquidation.

Leverage............................  The Trust may borrow funds in an aggregate amount of up to
                                      33?% of its total assets to buy additional securities.
                                      This practice is known as "leverage." The Trust may borrow from banks and other financial institutions. The Trust may also borrow additional funds through reverse repurchase
                                      agreements and dollar rolls. The Trust also may incur
                                      leverage through the Transactions it may enter. See
                                      "Risks--Leverage Risk."

Other Investment
Management Techniques...............  From time to time the Trust may use various other investment management techniques that also involve certain risks and
                                      special considerations, including but not limited to:

                                        o     engaging in interest rate transactions;

                                        o     making forward commitments; and

                                        o     lending the Trust's portfolio securities.

Investment Advisor..................  BlackRock Advisors, Inc. ("BlackRock Advisors" or the
                                      "Advisor"), as the Trust's investment advisor, and
                                      BlackRock Advisors' affiliate, BlackRock Financial
                                      Management, Inc. ("BlackRock Financial Management" or the
                                      "Sub-Advisor"), as sub-advisor, will provide certain
                                      day-to-day investment management services to the Trust.
                                      BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly-traded asset management firms
                                      in the world with approximately $310 billion under
                                      management at June 30, 2004. The BlackRock organization
                                      has over 16 years of experience managing closed-end funds.
                                      At June 30, 2004, BlackRock advised a closed-end family of
                                      51 active funds with approximately $14.2 billion in
                                      assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San
                                      Francisco, Boston, Edinburgh, Tokyo and Hong Kong.
                                      BlackRock, Inc. is a member of The PNC Financial Services
                                      Group, Inc. ("PNC"), one of the largest diversified
                                      financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.
                                      BlackRock Advisors will receive an annual fee, payable
                                      monthly, in a maximum amount equal to     % of the average
                                      weekly value of the Trust's net assets.

Distributions......................   The Trust intends to pay dividends and capital gain
                                      distributions only on an annual basis in amounts necessary to meet the distribution requirements applicable to the
                                      Trust under the Internal Revenue Code of 1986, as amended
                                      (the "Code"). See "U.S. Federal Income Tax Matters." There
                                      is no fixed dividend rate, and there can be no assurance
                                      that the Trust will pay any dividends or realize any
                                      capital gains or other income. Dividends or capital gain
                                      distributions that are declared by the Trust will be
                                      automatically reinvested in additional shares of the Trust unless you elect to receive dividends and distributions in cash at the time you purchase your shares. Shares
                                      purchased through dividend reinvestment may be issued by
                                      the Trust at net asset value or purchased in the open
                                      market.

Listing.............................  The Trust currently anticipates that its common shares will be listed on the New York Stock Exchange under the
                                      symbol " ". See "Description of Shares--Common Shares."

Custodian
And Transfer Agent..................  State Street Bank and Trust Company will serve as the
                                      Trust's custodian and EquiServe Trust Company, N.A. will
                                      serve as the Trust's transfer agent. See "Custodian and
                                      Transfer Agent."

Special Risk Considerations.........  No Operating History. The Trust is a newly organized, non-diversified, closed-end management investment company
                                      with no operating history.

                                      Interest Rate Risk. The Trust pursues its investment
                                      objective by purchasing Portfolio Securities and entering
                                      into Transactions in a manner designed to achieve positive investment performance only in rising U.S. interest rate
                                      environments. Because the Trust seeks total returns on its net asseet value that are correlated with the movements of
                                      U.S. interest rates, the Trust's net asset value is
                                      expected to decrease over any period of time during which
                                      U.S. interest rates do not increase, and also is expected
                                      to decrease over any period of time during which there is
                                      no increase in the 10-Year U.S. Treasury rate, even if
                                      U.S. interest rates increase in other fixed-income
                                      maturities. The Trust will not experience positive
                                      investment performance even if the 10-Year U.S. Treasury
                                      rate increases if the amount of that increase is not
                                      sufficient to offset "negative carry" resulting from
                                      Transactions or the fees and expenses associated with the
                                      Trust. Even if the Trust's net asset value inversely
                                      correlates with the price of the 10 Year Treasury Note,
                                      there can be no assurance that the Trust's stock price
                                      will also inversely correlate with the price of the 10
                                      Year Treasury Note.

                                      If the Trust owns Portfolio Securities and does not sell
                                      those Portfolio Securities short or enter into other
                                      Transactions with respect to the Portfolio Securities that cause the Trust's net asset value to increase when
                                      interest rates increase, the value of such assets
                                      generally will decrease when interest rates increase.
                                      Investments with longer-term maturities tend to fluctuate
                                      more dramatically in response to changes in interest rates than investments with short-term maturities.

                                      Short Sale Risks. The Trust may engage in short sales.
                                      Short sales generally involve transactions in which the
                                      Trust borrows securities from a broker-dealer or other
                                      financial institution and sells those securities to a
                                      purchaser. These securities are returned to the
                                      broker-dealer or financial institution either by
                                      purchasing the securities in the market, at the
                                      then-prevailing market prices, or by otherwise delivering
                                      the securities -- each at some later point in time. This
                                      type of strategy is used to benefit from an expected
                                      downward price movement in the security sold short. Thus,
                                      in instances in which interest rates rise, the value of
                                      fixed income securities can be expected to fall, resulting in a potential profit to the short seller. If the prices
                                      of the securities sold short increase (or do not decrease
                                      enough to cover the related shorting costs) between the
                                      time the Trust borrows and sells securities, and the time
                                      when the Trust purchases or otherwise delivers the
                                      securities back to the broker-dealer or financial
                                      institution, however, the Trust will incur a loss on the
                                      securities. The potential risk of loss in such a situation is theoretically unlimited. In cases in which the Trust
                                      engages in short sales with respect to Portfolio
                                      Securities, if interest rates decrease and the value of
                                      these Portfolio Securities rises, the Trust will not
                                      benefit from the increased value of the Portfolio
                                      Securities it owns but sold short.

                                      During the period the Trust engages in short sale
                                      securities transactions, the Trust will maintain
                                      collateral with the broker-dealer or other financial
                                      institution from whom the securities sold short were
                                      borrowed. The Trust's collateral will typically consist of
                                      Portfolio Securities. If the Trust is unable to purchase
                                      or otherwise deliver the securities back to the
                                      broker-dealer or financial institution from whom the Trust borrowed the securities, the Trust may lose its rights to, or ownership in, its collateral, and may suffer other
                                      losses. If the Trust does not maintain collateral at a
                                      broker-dealer or earmark liquid assets in an amount equal
                                      to the value of the borrowed security or own or have the
                                      right to purchase a security sold short, the short sale
                                      will have the same effect as the use of leverage.

                                      Tracking Error Risk. There can be no assurance that the
                                      Trust's performance will correlate, to any degree, with
                                      the movements of U.S. interest rates in general or
                                      inversely correlate with the price of the 10-Year U.S.
                                      Treasury Note, over any period of time, or that the
                                      Trust's performance will be positive for any period of
                                      time. The Trust may not be able to achieve any correlation with rising U.S. interest rates for a variety of reasons.
                                      These reasons may include, among others, the fact that the
                                      Trust will incur certain fees and expenses that are not
                                      applicable to (and not reflected in) U.S. interest rates
                                      and/or the price of the 10-Year U.S. Treasury Note, and
                                      that the Trust may enter into Transactions at times that
                                      result in the Trust's performance being different than
                                      that of interest rate movements. Even if the Trust's net
                                      asset value inversely correlates with the price of the 10
                                      Year U.S. Treasury Note, there can be no assurance that
                                      the Trust's stock price will also inversely correlate with the price of the 10 Year Treasury Note.

                                      Negative Carry. Most of the transactions into which the
                                      Trust will enter require the Trust to sell fixed income
                                      securities short or take economically equivalent short
                                      positions. This introduces the likelihood of "negative
                                      carry," or the risk that the costs of holding some
                                      positions will exceed their total return. With respect to
                                      short sales of certain fixed income securities, the Trust, for example, would be required to pay the lender of the
                                      securities the coupon payments paid or accrued over the
                                      term of the short transaction. This requirement to pay
                                      coupons is independent of the value of the securities sold short and is a cost that could exceed the total return of
                                      the short position if the securities do not decline in
                                      value sufficiently.

                                      Alternate Investment Approaches. There may be alternate
                                      ways to achieve the Trust's investment objectives
                                      available to certain investors. The alternate approaches
                                      might include taking direct short positions or direct
                                      investments in interest rate futures. These approaches may more precisely meet the Trust's investment objectives and
                                      may be less expensive than an investment in the Trust.

                                      Leverage Risk. Many of the Transactions into which the
                                      Trust intends to enter should be thought of embodying
                                      leverage. The Trust may also borrow money in amounts up to
                                      33?% of the value of its total assets to finance
                                      additional investments. The use of leverage creates
                                      certain risks for the Trust's shareholders, including the
                                      greater likelihood of higher volatility of the Trust's
                                      return, its net asset value and the market price of the
                                      Trust's shares. Changes in the value of the Trust's assets will have a disproportionate effect on the net asset value per share when leverage is used. An additional risk of
                                      leverage is that the cost of the leverage plus applicable
                                      Trust expenses may exceed the return on the transactions
                                      undertaken with the proceeds of the leverage, thereby
                                      diminishing rather than enhancing the return to the
                                      Trust's shareholders. During times of rising interest
                                      rates, the market value of the Trust's investments, and in particular its fixed income holdings that have not been
                                      sold short, may decline, while at the same time the
                                      Trust's cost of leverage may increase. The Trust also may
                                      be required to sell investments in order to make interest
                                      payments on borrowings used for leverage when it may be
                                      disadvantageous to do so.

                                      Options and Futures Transactions. The Trust may engage in
                                      options and futures transactions as part of its investment strategy. If the Trust incorrectly forecasts market
                                      values, interest rates or other factors, the Trust's
                                      performance could suffer. Because the Trust intends to
                                      primarily use options and futures transactions in a manner designed to achieve performance results that are similar
                                      to selling securities short as described in this
                                      prospectus, the Trust will be exposed to the same or
                                      similar risks as it is exposed to with its short sale
                                      securities transactions described above. To the extent
                                      that the Trust enters into over-the-counter options and
                                      futures transactions, the Trust also will be exposed to
                                      the risk that counterparties to these transactions, for
                                      whatever reason, will be unable to meet their obligations
                                      under the arrangements. Utilization of options and futures transactions also involves the risk of imperfect
                                      correlation in movements in the prices of options and
                                      futures and movements in the prices or values of the
                                      securities or interest rates that are the subject of the
                                      hedging transaction. If the prices of options or futures
                                      move more or less than the price of the subject of the
                                      hedging transaction, the Trust will experience a gain or
                                      loss that will not be completely offset by movements in
                                      the price of the subject of the hedging transaction.

                                      Swap Agreement Risks. The Trust may enter into swap
                                      transactions in connection with its investment strategy or for hedging or other purposes. Whether the Trust's use of
                                      swap transactions will be successful in furthering its
                                      investment objective will depend on, among other things,
                                      the Trust's ability to correctly predict U.S. interest
                                      rate movements as well as its ability to select
                                      investments that produce returns that are more closely
                                      aligned with U.S. interest rate movements. Because they
                                      are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The Trust bears the risk of loss of the
                                      amount expected to be received under a swap agreement in
                                      the event of the default or bankruptcy of a swap agreement counterparty.

                                      The market for swap agreements is largely unregulated. It
                                      is possible that developments in the swap market,
                                      including potential government regulation, could adversely affect the Trust's ability to terminate existing swap
                                      agreements or to realize amounts to be received under such agreements. In interest-rate swap transactions, there is a risk that yields will move in the direction opposite to
                                      the direction anticipated by the Trust, which would cause
                                      the Trust to make payments to its counterparty in the
                                      transaction that could adversely affect Trust performance.
                                      Total return swap transactions involve the risks that the
                                      counterparty will default on its payment obligation to the
                                      Trust and that the Trust will not be able to meet its
                                      obligation to the counterparty in the transaction. The
                                      Trust is not required to enter into interest-rate or total return swap transactions in connection with its investment strategy or for hedging purposes and may choose not to do
                                      so.

                                      Limited Term. Following the third anniversary of the
                                      completion of this offering, the Trust's board of trustees will consider whether the termination and liquidation of
                                      the Trust is in the best interest of the Trust's
                                      shareholders. If no such determination is made on the
                                      third anniversary, the board of trustees will consider
                                      termination and liquidation of the Trust at least annually thereafter. The Trustees will make any decision to
                                      liquidate the Trust consistent with their duties under
                                      applicable law. The Trust's Declaration of Trust requires
                                      that a supermajority consisting of at least 80% of the
                                      Trustees approve any such liquidation. There can be no
                                      assurance that the Trust will liquidate after three years
                                      or after any other year thereafter.

                                      Market Risk. Common shares of closed-end investment
                                      companies frequently trade at prices lower than their net
                                      asset value. The Trust cannot assure you that its common
                                      shares will trade at a price higher than or equal to net
                                      asset value. The Trust's net asset value will be reduced
                                      immediately following this offering by the sales load and
                                      the amount of the organization and offering expenses paid
                                      by the Trust. In addition, the price of the Trust's shares may not immediately reflect changes in the Trust's net
                                      asset value due to changes in interest rates. See "Use of
                                      Proceeds." In addition to net asset value, the market
                                      price of the Trust's common shares may be affected by such factors as the Trust's use of leverage, liquidity, and
                                      market supply and demand. See "Leverage," "Risks,"
                                      "Description of Shares" and the section of the Statement
                                      of Additional Information with the heading "Repurchase of
                                      Common Shares." Unlike many closed-end investment
                                      companies, the Trust will not pay a regular dividend which may cause the Trust's shares to trade at a larger discount to net asset value than other closed-end investment
                                      companies. The common shares are not designed primarily
                                      for short-term investors and you should not purchase
                                      common shares of the Trust if you intend to sell them
                                      shortly after purchase. Even if the Trust's net asset
                                      value inversely correlates with the price of the 10 Year
                                      Treasury Note, there can be no assurance that the Trust's
                                      stock price will also inversely correlate with the price
                                      of the 10 Year Treasury Note.

                                      Counterparty Risk. The Trust may be exposed to the risk of financial failure or insolvency of another party. In
                                      seeking to lessen those risks, the Trust will seek to
                                      monitor and evaluate the creditworthiness of the parties
                                      with which the Trust does business.

                                      Liquidity Risk. The Trust may invest in securities for
                                      which there is no readily available trading market or
                                      which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that
                                      approximate those at which the Trust could sell such
                                      securities if they were more widely-traded and, as a
                                      result of such illiquidity, the Trust may have to sell
                                      other investments or engage in borrowing transactions if
                                      necessary to raise cash to meet its obligations. In
                                      addition, the limited liquidity could affect the market
                                      price of the securities, thereby adversely affecting the
                                      Trust's net asset value and the ability of the Trust to
                                      enter into Transactions.

                                      Strategic Transactions. In addition to the short sales,
                                      futures and options and swaps discussed above, other types of strategic transactions in which the Trust may engage
                                      involve certain risks and special considerations,
                                      including engaging in hedging and risk management
                                      transactions such as interest rate transactions, forward
                                      commitments and other derivatives transactions ("Strategic
                                      Transactions"). Strategic Transactions will be entered
                                      into to seek to manage the risks of the Trust's portfolio
                                      of securities, but may have the effect of limiting the
                                      gains from favorable market movements. Strategic
                                      Transactions involve risks, including (1) the loss on the
                                      Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) the
                                      derivative instruments used in Strategic Transactions may
                                      not be liquid and may require the Trust to pay additional
                                      amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on
                                      Strategic Transactions may reduce the Trust's net asset
                                      value and its ability to pay dividends if they are not
                                      offset by gains on the portfolio positions being hedged.
                                      The Trust may also lend the securities it owns to others,
                                      which allows the Trust the opportunity to earn additional
                                      income. Although the Trust will require the borrower of
                                      the securities to post collateral for the loan and the
                                      terms of the loan will require that the Trust be able to
                                      reacquire the loaned securities if certain events occur,
                                      the Trust is still subject to the risk that the borrower
                                      of the securities may default, which could result in the
                                      Trust losing money, which would result in a decline in the
                                      Trust's net asset value. The Trust may also purchase
                                      securities for delayed settlement. This means that the
                                      Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of
                                      whether the value of the securities is more or less than
                                      the purchase price at the time of settlement.

                                      Mortgage-Related Securities. To the extent that the Trust
                                      owns Mortgage-related securities "long", it will be
                                      subject to the risks associated with mortgage-related
                                      securities. The risks associated with mortgage-related
                                      securities include: (1) credit risk associated with the
                                      performance of the underlying mortgage properties and of
                                      the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more
                                      likely to have an adverse impact on mortgage-related
                                      securities secured by loans on certain types of commercial properties than on those secured by loans on residential
                                      properties; (3) prepayment risk, which can lead to
                                      significant fluctuations in value of the mortgage-related
                                      security; (4) loss of all or part of the premium, if any,
                                      paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or
                                      prepayments on the underlying mortgage collateral.

                                      Asset-Backed Securities Risk . To the extent that the
                                      Trusts owns asset-backed-securities "long", it will be
                                      subject to the risks associated with such securities.
                                      Asset-backed securities involve certain risks in addition
                                      to those presented by mortgage-related securities,
                                      including that these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the
                                      borrower's ability to pay; and credit card receivables are generally unsecured, and the debtors are entitled to the
                                      protection of a number of state and Federal consumer
                                      credit laws, many of which give debtors the right to set
                                      off certain amounts owed on the credit cards, thereby
                                      reducing the balance due; and most issuers of automobile
                                      receivables permit the servicers to retain possession of
                                      the underlying obligations. If the servicer were to sell
                                      these obligations to another party, there is a risk that
                                      the purchaser would acquire an interest superior to that
                                      of the holders of the related automobile receivables. In
                                      addition, because of the large number of vehicles involved in a typical issuance and technical requirements under
                                      state laws, the trustee for the holders of the automobile
                                      receivables may not have an effective security interest in all of the obligations backing such receivables.

                                      Risks Associated with CMBS. To the extent that the Trust
                                      owns CMBS "long" it will be subject to the rises
                                      associated with CMBS. Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally
                                      not amortizing or not fully amortizing, at their maturity
                                      date repayment of the remaining principal balance or
                                      "balloon" is due and usually must be repaid through the
                                      attainment of an additional loan or sale of the property.

                                      Prepayment Risk. If the Trust does not sell a fixed income security short or enter into a Transaction in respect of a security that has the same economic impact as selling it
                                      short, the Trust will be exposed to prepayment risk with
                                      respect to that security. If interest rates fall, the
                                      principal on debt securities held long by the Trust may be paid earlier than expected. If this happens, the proceeds
                                      from a prepaid security would likely be reinvested by the
                                      Trust in securities bearing lower interest rates,
                                      resulting in a possible decline in the Trust's income and
                                      distributions to shareholders. The Trust may invest in
                                      pools of mortgages issued or guaranteed by private issuers or U.S. government agencies. These mortgage-related
                                      securities are especially sensitive to prepayment risk
                                      because borrowers often refinance their mortgages when
                                      interest rates drop.

                                      Non-U.S. Securities Risk. Up to 10% of the Trust's
                                      Portfolio Securities may be invested in Non-U.S.
                                      Securities. To the extent that the Trust owns Non-U.S.
                                      Securities "long" it will be subject to the risks
                                      associated with such securities. Such investments involve
                                      certain risks not involved in domestic investments.
                                      Securities markets in foreign countries often are not as
                                      developed, efficient or liquid as securities markets in
                                      the United States. Therefore, the prices of Non-U.S.
                                      Securities often are volatile. Certain foreign countries
                                      may impose restrictions on the ability of issuers of
                                      Non-U.S. Securities to make payments of principal and
                                      interest to investors located outside the country. In
                                      addition, the Trust will be subject to risks associated
                                      with adverse political and economic developments in
                                      foreign countries, which could cause the Trust to lose
                                      money on its investments in Non-U.S. Securities. See
                                      "Risks--Non-U.S. Securities Risk."

                                      Foreign Currency Risk. Because the Trust may invest in
                                      securities denominated or quoted in currencies other than
                                      the U.S. dollar, changes in foreign currency exchange
                                      rates may affect the value of securities in the Trust and
                                      the unrealized appreciation or depreciation of
                                      investments. Currencies of certain countries may be
                                      volatile and therefore may affect the value of securities
                                      denominated in such currencies, which means that the
                                      Trust's net asset value could decline as a result of
                                      changes in the exchange rates between foreign currencies
                                      and the U.S. dollar. In addition, certain countries,
                                      particularly emerging markets countries, may impose
                                      foreign currency exchange controls or other restrictions
                                      on the transferability or convertability of currency. See
                                      "Risks--Foreign Currency Risk."

                                      Non-Investment Grade Securities Risk. Up to 5% of the
                                      Trust's Portfolio Securities may be invested in
                                      Non-Investment Grade Securities. Standard & Poor's Ratings
                                      Group, a division of The McGraw-Hill Companies, Inc.
                                      ("S&P"), and Fitch Ratings ("Fitch") consider securities
                                      rated below BBB- to be below investment grade and Moody's
                                      Investors Service, Inc. ("Moody's") considers securities
                                      rated below Baa3 to be below investment grade. These
                                      securities which are commonly referred to as "junk bonds."
                                      To the extent that the Trust invests in Non-Investment
                                      Grade Securities "long", it will be subject to the risks
                                      associated with such securities. Investments in lower
                                      grade securities will expose the Trust to greater risks
                                      than if the Trust owned only higher grade securities.
                                      Because of the substantial risks associated with lower
                                      grade securities, you could lose money on your investment
                                      in common shares of the Trust, both in the short term and
                                      the long term.

                                      Lower grade securities, though high yielding, are
                                      characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater
                                      market fluctuations than certain lower yielding, higher
                                      rated securities. The retail secondary market for lower
                                      grade securities may be less liquid than that of higher
                                      rated securities. Adverse conditions could make it
                                      difficult at times for the Trust to sell certain
                                      securities or could result in lower prices than those used in calculating the Trust's net asset value.

                                      Non-Diversification. The Trust has registered as a
                                      "non-diversified" investment company under the Investment
                                      Company Act of 1940 (the "Investment Company Act"). For
                                      Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more
                                      than 5% (but not more than 25%, except for investments in
                                      U.S. Government securities and securities of other
                                      regulated investment companies, which are not limited for
                                      tax purposes) of the value of its total assets in the
                                      obligations of any single issuer. To the extent the Trust
                                      invests a relatively high percentage of its assets in the
                                      obligations of a limited number of issuers, the Trust may
                                      be more susceptible than a more widely diversified
                                      investment company to any single economic, political or
                                      regulatory occurrence.

                                      Repurchase Agreement Risks. The Trust may invest in
                                      securities pursuant to repurchase agreements. Under these
                                      types of agreements, the counter-party to the repurchase
                                      agreement agrees, upon entering into contracts with the
                                      Trust, to repurchase securities at a mutually agreed-upon
                                      time and price, thereby determining the yield during the
                                      term of these agreements. This results in a fixed rate of
                                      return insulated from market fluctuations during such
                                      period, although such return may be affected by other
                                      factors, such as, currency fluctuations. The Trust intends to invest in repurchase agreements with terms of no more
                                      than two years. The prices at which the securities
                                      underlying these agreements are bought and sold do not
                                      reflect accrued interest on the underlying securities.
                                      Repurchase agreements may be construed to be
                                      collateralized loans by the purchaser to the seller
                                      secured by the securities transferred to the purchaser. As a purchaser, the Trust will require the seller to provide
                                      additional collateral if the market value of the
                                      securities falls below the repurchase price at any time
                                      during the term of the repurchase agreement. In the event
                                      of default by the seller under a repurchase agreement
                                      construed to be a collateralized loan, the underlying
                                      securities are not owned by the Trust but only constitute
                                      collateral for the seller's obligation to pay the
                                      repurchase price. The Trust may, therefore, suffer time
                                      delays and incur costs or possible losses in connection
                                      with disposing of the collateral. In the event of a
                                      default under a repurchase agreement, instead of the
                                      contractual fixed rate, the rate of return to the Trust
                                      would be dependent upon intervening fluctuations of the
                                      market values of such securities and the accrued interest
                                      on the securities. In such event, the Trust would have
                                      rights against the seller for breach of contract with
                                      respect to any losses arising from market fluctuations
                                      following the failure of the seller to perform.

                                      Market Disruption Risk . The war with Iraq, its aftermath
                                      and the continuing occupation of the country by coalition
                                      forces are likely to have a substantial impact on the
                                      United States and world economies and securities markets.
                                      The duration and nature of the war and occupation and the
                                      potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty.
                                      The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased
                                      short-term market volatility and may have adverse
                                      long-term effects on U.S. and world economies and markets
                                      generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These
                                      risks could also adversely affect securities markets,
                                      interest rates, auctions, secondary trading, ratings,
                                      credit risk, inflation, deflation and other factors
                                      relating to the common shares.

Anti-Takeover Provisions............  The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities
                                      or persons to acquire control of the Trust or convert the
                                      Trust to open-end status. These provisions could deprive
                                      the holders of common shares of opportunities to sell
                                      their common shares at a premium over the then current
                                      market price of the common shares or at net asset value.

U.S. Federal Income Tax Status.....   The Trust intends to elect to be treated for U.S. federal
                                      income tax purposes as a regulated investment company. As
                                      a regulated investment company, the Trust generally will
                                      not be required to pay corporate-level federal income
                                      taxes on any ordinary income or capital gains that it
                                      distributes to its shareholders as dividends. To maintain
                                      its regulated investment company status, the Trust must
                                      meet specified source-of-income and asset diversification
                                      requirements and distribute annually at least 90% of its
                                      ordinary income and realized net short-term capital gains
                                      in excess of realized net long-term capital losses, if
                                      any. See "U.S. Federal Income Tax Matters."


                           SUMMARY OF TRUST EXPENSES

         The following table shows Trust expenses as a percentage of net assets attributable to common shares:

Shareholder Transaction Expenses:

Sales load paid by you (as a percentage of offering price)..........     %
Offering/Organizational Expenses borne by the Trust
(as a percentage of offering price)(1)..............................     %
Dividend Reinvestment Plan Fees.....................................  None;

                                                   Percentage of Net Assets
                                                Attributable to Common Shares
                                                 (Assumes leverage Incurred)
Annual Expenses
     Management fees........................................ %
     Other expenses......................................... %
     Total net annual expenses.............................. %

(1)    The Trust will pay organizational expenses and offering costs of the
       Trust (other than the sales load) up to an aggregate of $   per share
       of the Trust's common shares. BlackRock has agreed to pay such organizational expenses and offering costs of the Trust to the extent
       they exceed $   per share of the Trust's common shares.

(2) You will be charged a $2.50 service charge and brokerage fees if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.


         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales
load of $    ) that you would pay on a $1,000 investment in common shares,
assuming (1) total annual expenses of    % of net assets attributable to common
shares and (2) a 5% annual return:(1)


                                           1 Year       3 Years      5 Years      10 Years
                                           ------       -------      -------      --------


Total Expenses Incurred..................     $            $            $            $

(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.


                                   THE TRUST

         The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on August 17, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.


                                USE OF PROCEEDS

         The net proceeds of the offering of common shares will be
approximately $     ($     if the Underwriters exercise the over-allotment
option in full) after payment of the estimated organizational expenses and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in securities that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities.


                            THE TRUST'S INVESTMENTS

Investment Objective

         The Trust's investment objective is to seek total returns on its net assets that are inversely correlated with the price of the 10-Year U.S. Treasury Note. Since the price of bonds go up when their yields go down, if the Trust meets its objective, its net asset value will generally rise when interest rates rise. There can be no assurance that the Trust will achieve its objective.

Investment Policies and Strategies

         The Trust pursues its investment objective by purchasing and selling Portfolio Securities and entering into Transactions in a manner designed to achieve positive investment performance in rising U.S. interest rate environments, as measured by the price of the 10-Year Treasury Note. The 10-Year U.S. Treasury Note is a debt obligation issued by the U.S. Department of the Treasury that bears a stated interest rate and provides its owner with semi-annual interest payments. The 10-Year U.S. Treasury Note is often considered a benchmark for U.S. interest rates and is considered to have a low credit risk.

         There is an inverse relationship between interest rates and the price of fixed income securities such as the 10-Year U.S. Treasury Note. If interest rates rise, the price of the 10-Year U.S. Treasury Note generally will fall. Conversely, if interest rates fall, the price of the 10-Year U.S. Treasury Note generally will rise. Because the Trust seeks total returns that are correlated with the movements of U.S. interest rates (and inversely corrolate with the price of fixed income securities), the value of the Trust's assets is expected to decrease over any period of time during which U.S. interest rates do not increase, and also is expected to decrease over any period of time during which there is no increase in the 10-Year Treasury rate, even if U.S. interest rates increase in other maturities. The Trust will not experience positive investment performance even if the 10-Year Treasury rate increases if the amount of that increase does not exceed the fees and expenses associated with the Trust.

         Up to 10% of the Trust's Portfolio Securities may be invested in Non-U.S. Securities and up to 5% of the Trust's Portfolio Securities may be invested in Non-Investment Grade Securities. Non U.S. Securities and Non-Investment Grade Securities may entail special risks. See "Risks--Non-U.S. Securities" and "Risks--Non-Investment Grade Securities."

         Following the third anniversary of the completion of this offering, the Trust's board of trustees will consider whether the termination and liquidation of the Trust is in the best interest of the Trust's shareholders. If no such determination is made on the third anniversary, the board of trustees will consider termination and liquidation of the Trust at least annually thereafter. There can be no assurance that the market price of the Trust's common shares will be greater than, less than or equal to the Trust's net asset value per share at the time of liquidation.

         Short Sales. The Trust will engage in short sale securities transactions. Short sales generally involve transactions in which the Trust borrows securities from a broker-dealer or other financial institution and sells those securities to a purchaser. These securities are returned to the broker-dealer or financial institution either by purchasing the securities in the market, at the then-prevailing market prices, or by otherwise delivering the securities -- each at some later point in time. This type of strategy is used to benefit from an expected downward price movement in the security sold short. Thus, in instances in which interest rates rise, the value of fixed income securities can be expected to fall, resulting in a potential profit to the short seller. If the prices of the securities sold short increase between the time the Trust borrows and sells securities, and the time when the Trust purchases or otherwise delivers the securities back to the broker-dealer or financial institution, however, the Trust will incur a loss on the securities.

         The Trust may from time to time sell short Portfolio Securities that it owns. In these types of short sale transactions, the Trust will own a Portfolio Security, borrow the same type of Portfolio Security from a broker-dealer and sell the borrowed security to a purchaser. This sometimes is referred to as selling short "against the box." The Trust may return the borrowed security by purchasing it in the marketplace (which it generally will do in a rising rate environment) or by delivering the Portfolio Security it held "in the box" (which it generally will do in a falling rate environment). If the Trust sells short against the box and interest rates fall and the value of the Portfolio Securities rises, the Trust generally will not benefit from the increased value of the Portfolio Security because it will deliver the security to the broker-dealer to satisfy its obligation in connection with the short sale transaction.

         In connection with short sale securities transactions, the Trust may be required to pay the lender of the securities a premium for the ability to borrow the securities as well as interest (which usually accrues over the period the securities are borrowed from the broker-dealer or other financial institution, generally based on an amount equal to the value of the securities at the time of the initial borrowings). With respect to short sales of Portfolio Securities, the Trust also will bear responsibility to the lender for any coupon payments paid or accrued over the term of the short transactions. Proceeds of short sales may be retained by the broker-dealer or other financial institution from whom the securities were borrowed in order to meet margin or other legal or regulatory requirements.

         Options and Futures. The Trust may enter into options and futures transactions as part of its investment strategy or for hedging or other purposes. The buyer of an option acquires the right to buy (a "call option") or sell (a "put option") a certain quantity of a security, a rate or other market measure (collectively, the "market measure") at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a "call option") or buy (a "put option") the market measure at a certain price up to a specified point in time. The Trust's Transactions may include buying put options that provide it with the ability to sell Portfolio Securities to the issuers of those options and/or buying interest rate call options that enable the Trust to benefit from rising rates. The Trust may, however, enter into other types of options contracts, either in the listed or in the over-the-counter markets and take any contrary position to the options transactions described above for hedging or other purposes, such as temporary defensive positions, if believed to be in the best interests of the Trust and its shareholders.

         A futures transaction generally involves an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date and has similar risks as that of options transactions. The Trust intends to engage in futures transactions based on Portfolio Securities. The Trust's futures transactions generally will be designed to enable the Trust to benefit in an increase in interest rates in much the same way as it would benefit from a short sale of Portfolio Securities. The Trust may, however, for hedging or other purposes, such as temporary defensive positions, take any contrary position to these future transactions, if believed to be in the best interests of the Trust and its shareholders. As with options, the Trust may be required to pay certain transaction and related costs in connection with these futures transactions and may be required to maintain assets with broker-dealers and other financial institutions in order to meet margin or other legal or regulatory requirements.

         Swaps. The Trust may enter into swap agreements, such as interest rate swap agreements, which are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," e.g., the return on or increase (or decrease) in value of a particular dollar amount invested in a particular market measure, such as interest rates. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The Trust intends to use swap agreements based on or linked to Portfolio Securities or interest rates in order to seek a correlation with the movements of U.S. interest rates. The Trust may be required to pay certain transaction and related costs in connection with these swap agreements and may be required to maintain assets with the counterparties to these agreements.

         The Trust may use leverage in pursuit of its investment strategy. The Trust may borrow money in amounts up to 33?% of the value of its total assets to finance additional investments. The Trust may also incur leverage through the Transactions it enters.

         The Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in U.S. Government obligations and high-quality, short-term debt securities.


                             PORTFOLIO SECURITIES

Mortgage-Related Securities

         Mortgage-related securities are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers.

Asset-Backed Securities

         The securitization techniques used for Asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of asset-backed securities that may be developed in the future. asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Mortgage Obligations

         A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages,
(d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of CMO in many ways. One or more tranches of a CMO may have coupon rates with reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.

         The Trust may also invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Mortgage-Related Securities.

         CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

         The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Corporate Bonds

         The Trust may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Non-Investment Grade Securities

         Up to 5% of the Trust's Portfolio Securities may be invested in Non-Investment Grade Securities, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When BlackRock believes it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Non-U.S. Securities

         Up to 5% of the Trust's Portfolio Securities may be invested in Non-U.S. Securities. The Trust will consider a company a non-U.S. company if it meets one or more of the following tests: (i) such company was organized outside the United States; (ii) such company's primary business office is outside the United States; (iii) the principal trading market for such company's assets are located outside the United States; (iv) 50% or more of such company's securities are located outside the United States; or (v) 50% or more of such issuer's revenues are derived from outside the U.S. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Repurchase Agreements

         The Trust may enter into overnight or term repurchase agreements to finance a portion of the costs of entering into the Transactions. Under these repurchase agreements, sellers typically agree to sell securities (such as those issued or guaranteed by the U.S. Government) to investors, such as the Trust, and to repurchase those same securities from the investors at a mutually agreed upon price and time in the future (which, for the Trust's purposes, may be up to two years later). This generally insulates the Trust from changes in the market values of the securities subject to the repurchase agreements during the terms of the agreements.

Strategic Transactions

         The Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

         In addition to the short sales, futures and options and swaps discussed above, the Trust may purchase and sell other derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." Except for the use of short sales, futures and options, and swaps to seek total returns that are correlated with the movements of interest rates as described above, the Trust generally will seek to use Strategic Transactions as a portfolio or risk management to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although the Trust will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.


                                   LEVERAGE

         The Trust may borrow funds in an aggregate amount of approximately
33 1/3% of its total assets to purchase additional securities. This practice is known as "leverage." The Trust may also incur leverage through the Transactions it enters. The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as BlackRock may from time to time determine.
Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar roll transactions. Changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. The Trust's leveraging strategy may not be successful.

Reverse Repurchase Agreements

         Borrowings may be made by the Trust, through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements will be considered borrowings under the Investment Company Act. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions

         Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing, those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

         Assuming that the leverage will represent approximately 33?% of the Trust's total assets, the interest paid on the leverage is an annual average rate of ___%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed ___% in order to cover the interest payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

         The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage representing, in the aggregate, 33?% of the Trust's assets, net of expenses, Trust's currently projected blended average annual leverage and interest rate of _____%.



Assumed Portfolio Total Return (Net of Expenses).............. (10)%      (5)%       0%       5%       10%
                                                               -----      ----       --       --       ---
Common Share Total Return.....................................   %          %         %        %        %



         Common share total return is composed of two elements -- the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends and interest on its leverage) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the tables above assume that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.


                                     RISKS

         The net asset value of the common shares will fluctuate with and be affected by, among other things, the risks described below.

No Operating History

         The Trust is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Interest Rate Risk

         The Trust pursues its investment objective by purchasing Portfolio Securities and entering into Transactions in a manner designed to achieve positive investment performance only in rising U.S. interest rate environments. Because the Trust seeks total returns on its net asset value that are correlated with the movements of U.S. interest rates, the Trust's net asset value is expected to decrease over any period of time during which U.S. interest rates do not increase, and also is expected to decrease over any period of time during which there is no increase in the value of the 10-Year U.S. Treasury rate, even if U.S. interest rates increase in other fixed-income maturities. The Trust will not experience positive investment performance even if the 10-Year U.S. Treasury rate increases if the amount of that increase is not sufficient to offset the "negative carry" resulting from Transactions or the fees and expenses associated with the Trust.

         The values of fixed-income investments, such as Portfolio Securities held "long", will fluctuate in response to changes in interest rates and other factors. The values of fixed-income investments generally increase when interest rates decrease and conversely decrease when interest rates increase. Investments with longer-term maturities tend to fluctuate more dramatically in response to changes in interest rates than investments with shorter-term maturities. These changes in interest rates and other factors also will affect the values of the Transactions.

Short Sale Risks

         The Trust may engage in short sales. Short sales generally involve transactions in which the Trust borrows securities from a broker-dealer or other financial institution and sells those securities to a purchaser. These securities are returned to the broker-dealer or financial institution either by purchasing the securities in the market, at the then-prevailing market prices, or by otherwise delivering the securities -- each at some later point in time. This type of strategy is used to benefit from an expected downward price movement in the security sold short. Thus, in instances in which interest rates rise, the value of fixed income securities can be expected to fall, resulting in a potential profit to the short seller. If the prices of the securities sold short increase (or do not decrease enough to cover the related shorting costs) between the time the Trust borrows and sells securities, and the time when the Trust purchases or otherwise delivers the securities back to the broker-dealer or financial institution, however, the Trust will incur a loss on the securities. The potential risk of loss in such a situation is theoretically unlimited. In cases in which the Trust engages in short sales with respect to Portfolio Securities, if interest rates decrease and the value of these Portfolio Securities rises, the Trust will not benefit from the increased value of the Portfolio Securities it owns but sold short.

         During the period the Trust engages in short sale securities transactions, the Trust will maintain collateral with the broker-dealer or other financial institution from whom the securities sold short were borrowed. The Trust's collateral will typically consist of fixed income securities. If the Fund is unable to purchase or otherwise deliver the securities back to the broker-dealer or financial institution from whom the Trust borrowed the securities, the Trust may lose its rights to, or ownership in, its collateral, and may suffer other losses. If the Trust does not maintain collateral at a broker-dealer or earmark liquid assets in an amount equal to the value of the borrowed secuirty or own or have the right to purchase a security sold short, the short sale will have the same effect as the use of leverage.

Tracking Error Risk

         There can be no assurance that the Trust's performance will correlate, to any degree, with the movements of U.S. interest rates in general or inversely correlate with the price of the 10-Year U.S. Treasury Note, over any period of time, or that the Trust's performance will be positive for any period of time. The Trust may not be able to achieve any correlation with rising U.S. interest rates for a variety of reasons. These reasons may include, among others, the fact that the Trust will incur certain fees and expenses that are not applicable to (and not reflected in) U.S. interest rates and/or the price of the 10-Year U.S. Treasury Note, and that the Trust may enter into transactions at times that result in the Trusts's performance being different than that of interest rate movements. Even if the Trust's net asset value correlates inversely with the price of the 10 year U.S. Treasury Note, there can be no assurance that the Trust's stock price will also correlate inversely with the price of the 10 year Treasury Note.

Negative Carry

         Most of the transactions into which the Trust will enter require the Trust to sell fixed income securities short or take economically equivalent short positions. This introduces the likelihood of "negative carry," or the risk that the costs of holding some positions will exceed their total return. With respect to short sales of fixed income securities, the Trust, for example, would be required to pay the lender of the securities the coupon payments paid or accrued over the term of the short transaction. This requirement to pay coupons is independent of the value of the securities sold short and is a cost that could exceed the total return of the short position if the securities do not decline in value sufficiently.

Alternate Investment Approaches

         There may be alternate ways to achieve the Trust's investment objectives available to certain investors. The alternate approaches might include taking direct short positions or direct investments in interest rate futures. These approaches may more precisely meet the Trust's investment objectives and may be less expensive than an investment in the Trust.

Leverage Risk

         Many of the Transactions into which the Trust intends to enter should be thought of embodying leverage. The Trust may also borrow money in amounts up to 33?% of the value of its total assets to finance additional investments. The use of leverage creates certain risks for the Trust's shareholders, including the greater likelihood of higher volatility of the Trust's return, its net asset value and the market price of the Trust's shares. Changes in the value of the Trust's assets will have a disproportionate effect on the net asset value per share when leverage is used. An additional risk of leverage is that the cost of the leverage plus applicable Trust expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Trust's shareholders. During times of rising interest rates, the market value of the Trust's investments, and in particular its fixed-income holdings, may decline, while at the same time the Trust's cost of leverage may increase. The Trust also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Options and Futures Transactions

         The Trust may engage in options and futures transactions as part of its investment strategy. If the Trust incorrectly forecasts market values, interest rates or other factors, the Trust's performance could suffer. Because the Trust intends to primarily use options and futures transactions in a manner designed to achieve performance results that are similar to selling securities short as described in this Registration Statement, the Trust will be exposed to the same or similar risks as it is exposed to with its short sale securities transactions described above. To the extent that the Trust enters into over-the-counter options and futures transactions, however, the Trust also will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. Utilization of options and futures transactions also involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices or values of the securities or interest rates that are the subject of the hedging transaction. If the prices of options or futures move more or less than the price of the subject of the hedging transaction, the Trust will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedging transaction.

Swap Agreement Risks

         The Trust may enter into swap transactions in connection with its investment strategy or for hedging or other purposes. Whether the Trust's use of swap transactions will be successful in furthering its investment objective will depend on, among other things, the Trust's ability to correctly predict U.S. interest rate movements as well as its ability to select investments that produce returns that are more closely aligned with U.S. interest rate movements. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

         The market for swap agreements is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Trust's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In interest-rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect Trust performance. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Trust and that the Trust will not be able to meet its obligation to the counterparty in the transaction. The Trust is not required to enter into interest-rate or total return swap transactions in connection with its investment strategy or for hedging purposes and may choose not to do so.

Limited Term Risk

         Following the third anniversary of the completion of this offering, the Trust's Board of Trustees will consider whether the termination and liquidation of the Trust is in the best interest of the Trust's shareholders. If no such determination is made on the third anniversary, the Board of Trustees will consider termination and liquidation of the Trust at least annually thereafter. The Trustees will make any decision to liquidate the Trust consistent with their duties under applicable law. The Trust's Declaration of Trust requires that a supermajority consisting of at least 80% of the Trustees approve any such liquidation. There can be no assurance that the Trust will liquidate after three years or after any other year thereafter.

Market Risk

         As with any stock, the price of the Trust's common shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of common shares of the Trust will not depend directly upon the Trust's net asset value, but will depend upon the market price of the common shares at the time of sale. Since the market price of the common shares will be affected by such factors as the relative demand for and supply of the common shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. For example, the price of the Trust's shares may not immediately reflect changes in the Trust's net asset value due to changes in interest rates. Common shares are not designed for short-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's common shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offer because net asset value will be reduced immediately following the initial offering by a 4.5% sales load charge and organizational expenses and offering costs paid by the Trust. Even if the Trust's net asset value inversely correlates with the price of the 10 Year Treasury Note, there can be no assurance that the Trust's stock price will also inversely correlate with the price of the 10 year Treasury Note. Unlike many closed-end investment companies, the Trust will not pay a regular dividend which may cause the Trust's shares to trade at a larger discount to net asset value than other closed-end investment companies.

Counterparty Risk

         The Trust may be exposed to the risk of financial failure or insolvency of another party. In seeking to lessen those risks, the Trust will seek to monitor and evaluate the creditworthiness of the parties with which the Trust does business.

Liquidity Risk

         The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and the ability to enter into Transactions.

Strategic Transactions

         Strategic Transactions in which the Trust may engage involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate, forward commitments and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Risks Associated With Mortgage-Related Securities

         To the extent that the Trust owns mortgage-related securities "long", it will be subject to the risks associated with mortgage-related securities. The risks associated with mortgage-related securities include:

     o credit risks associated with the performance of the underlying mortgage properties and of the borrowers owning these properties;

     o adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;

     o prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security;

     o    loss of all or part of the premium, if any, paid; and

     o decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Risks Associated with Asset-Backed Securities

         To the extent that the Trust owns asset-backed securities "long", it will be subject to the risks associated with asset-backed securities. Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities:

     o primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower's ability to pay;

     o credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and

most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.]

Risks Associated with CMBS

         To the extent that the Trust owns CMBS "long" it will be subject to the risks associated with CMBS. Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property.

Prepayment Risks

         If the Trust does not sell a fixed income security short or enter into a Transaction in respect of a security that has the same economic impact as selling it short, the Trust will be exposed to prepayment risk with respect to that security. The yield and maturity characteristics of mortgage-related securities and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time, although there may be limitations on prepayments in CMBS. In calculating the average weighted maturity of the Trust, the maturity of mortgage-related and other asset-backed securities held by the Trust will be based on estimates of average life which take prepayments into account. These estimates, however, may not accurately predict actual prepayment rates. Prepayment risks include the following:

     o the relationship between prepayments and interest rates may give some lower grade mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities;

     o in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

     o because of these and other reasons, mortgage-related or asset-backed security's total return and maturity may be difficult to predict; and

     o to the extent that the Trust purchases mortgage-related or asset-backed securities at a premium, prepayments may result in loss of the Trust's principal investment to the extent of premium paid.

Non-Investment Grade Securities Risk

         Up to 5% of the Trust's Portfolio Securities may be invested in Non-Investment Grade Securities, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. To the extent the Trust owns Non-Investment Grade Securities "long", it will be subject to the risks of such securities. Non-Investment Grade Securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Non-U.S. Securities Risk

         To the extent that the Trust owns Non-U.S. Securities "long" it will be subject to the risks associated with such securities. Investing in Non-U.S. Securities may involve certain risks not involved in domestic investments, including, but not limited to: (1) future foreign economic, financial, political and social developments; (2) different legal systems; (3) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (4) lower trading volume; (5) much greater price volatility and illiquidity of certain foreign securities markets; (6) different trading and settlement practices; (7) less governmental supervision; (8) high and volatile rates of inflation; (9) fluctuating interest rates; (10) less publicly available information; and (11) different accounting, auditing and financial record keeping standards and requirements.

         Certain countries in which the Trust may invest historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt for certain of these countries will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
(1) the possibility of expropriation of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries. Certain investments in foreign securities also may be subject to foreign withholding taxes. Dividend income from foreign corporations may not be eligible for the reduced rate for qualified dividend income. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

Foreign Currency Risks

         Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging markets countries, may impose foreign currency exchange controls or other restrictions on the transferability or convertability of currency.

Non-Diversification

         The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in U.S. Government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Repurchase Agreement Risks

         The Trust may invest in securities pursuant to repurchase agreements. Under these types of agreements, the counter-party to the repurchase agreement agrees, upon entering into contracts with the Trust, to repurchase securities at a mutually agreed-upon time and price, thereby determining the yield during the term of these agreements. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by other factors, such as, among others, currency fluctuations. The Trust intends to invest in repurchase agreements with terms of no more than two years. The prices at which the securities underlying these agreements are bought and sold do not reflect accrued interest on the underlying securities. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. As a purchaser, the Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. The Trust may, therefore, suffer time delays and incur costs or possible losses in connection with disposing of the collateral. In the event of a default under a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Trust would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Market Disruption Risk

         The war with Iraq, its aftermath and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the United States and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the common shares.

Anti-Takeover Provisions

         The Trust's Agreement and Declaration of Trust contains provisions limiting (1) the ability of other entities or persons to acquire control of the Trust, (2) the Trust's freedom to engage in certain transactions, and (3) the ability of the Trust's board of trustees or shareholders to amend the Trust's Agreement and Declaration of Trust. These provisions of the Trust's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Certain Provisions in the Agreement and Declaration of Trust."


                            MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There will be eight trustees of the Trust. A majority of the trustees will not be "interested persons" as defined in the Investment Company Act. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $310 billion of assets under management at June 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock FundsSM and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name.

         The BlackRock organization has over 16 years of experience managing closed-end funds. At June 30, 2004, advised a closed-end family of 51 active funds with approximately $14.2 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc., one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

BlackRock's Portfolio Management Team

         BlackRock uses a team approach to managing its portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

Investment Management Agreement

         Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to % of the average weekly value of the Trust's net assets (the "management fee"). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors.

         In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


                                NET ASSET VALUE

         The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust.

         The Trust values its securities primarily by using market quotations. A portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.


                                 DISTRIBUTIONS

         The Trust intends to pay dividends and capital gain distributions only annually in amounts necessary to meet the distribution requirements applicable to the Trust under the Code. See "U.S. Federal Income Tax Matters." There is no fixed dividend rate, and there can be no assurance that the Trust will pay any dividends or realize any capital gains or other income. Dividends or capital gain distributions that are declared by the Trust will be automatically reinvested in additional shares of the Trust unless you elect to receive dividends and distributions in cash at the time you purchase your shares. Shares purchased through dividend reinvestment issued by the Trust at net asset value or purchased in the open market.


                          DIVIDEND REINVESTMENT PLAN

         Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by EquiServe Trust Company N.A. (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting EquiServe Trust Company N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

         The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

         If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

         In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on "ex-dividend" basis or in no event more than 30 days after the payment date for such dividend (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to $2.50 sales fee and a $0.15 per share sold brokerage commission.

         The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe Trust Company, N.A., P.O. Box 43011, Providence, Rhode Island 02940-3011, telephone: (800) 699-1236.


                             DESCRIPTION OF SHARES

         The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of August 17, 2004. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends and interest and dividend payments with respect to the Trust's leverage have been paid, unless certain asset coverage (as defined in the Investment Company Act) tests with respect to the leverage employed by the Trust are satisfied after giving effect to the distributions. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

         The Trust has no present intention of offering any additional shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

         It is anticipated that the Trust's common shares will be listed on the New York Stock Exchange under the symbol " ".

         The Trust's net asset value per share generally increases when interest rates increase, and decreases when interest rates fall, and these changes are likely to be greater because the Trust intends to employ leverage. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organizational expenses and offering costs paid by the Trust. See "Use of Proceeds."

         Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by various factors such as its dividend policy, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are not designed for short-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.


         CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         Following the third anniversary of the completion of this offering, the Trust's board of trustees will consider whether the termination and liquidation of the Trust is in the best interest of the Trust's shareholders. If no such determination is made on the third anniversary, the board of trustees will consider termination and liquidation of the Trust at least annually thereafter. There can be no assurance that the market price of the Trust's common shares will be greater than, less than or equal to the Trust's net asset value per share at the time of liquidation.

         To liquidate the Trust, the Trust's Agreement and Declaration of Trust requires the favorable vote of at least 80% of the board of trustees.

         The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of not less than 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of the outstanding shares of all outstanding classes or series of beneficial interest of the Trust and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or 5% or greater holder of the outstanding shares of all outstanding classes or series of beneficial interest of the Trust (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

     o the issuance of any securities of the Trust to any Principal Shareholder for cash;

     o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of not less than 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                          CLOSED-END TRUST STRUCTURE

         The Trust is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.


                             REPURCHASE OF SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions, the Trust's dividend policy and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total net assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal stock exchange on which the common shares are traded.


                        U.S. FEDERAL INCOME TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who hold large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the the Code. As long as the Trust qualifies as a regulated investment company, the Trust is generally not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute substantially all of such income.

         If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders.

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations and will not qualify for the reduced rate on qualified dividend income allowed to individuals. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. The maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends, if any, and other distributions.

         The sale or exchange of common shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

         Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST AND ITS SHAREHOLDERS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.


                                 UNDERWRITING

         Subject to the terms and conditions stated in the purchase agreement
dated           , 2004, each Underwriter named below, for which is acting as a representative, has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter the number of common shares set forth opposite the name of such Underwriter.

                                                                   Number of
Underwriter                                                      Common Shares
Total.......................................................

         The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust, the Advisor and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

         The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at
the public offering price less a concession not in excess of $     per share.
The sales load the Trust will pay of $    per share is equal to     % of the
initial offering price. The Underwriters may allow, and the dealers may reallow,
a discount in excess of $    per share on sales to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed.

         The following table shows the public offering price, sales load and proceeds before expenses to the Trust. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.


                                                                              Without Option
                                                                Per Share       Sales load


Public offering price......................................     $ 15.00           $
Proceeds, before expenses, to the Trust....................     $                 $


         The Trust will pay organizational expenses and offering costs of the
Trust (other than the sales load) up to an aggregate of $     per share of the
Trust's common shares. BlackRock has agreed to pay such organizational
expenses and offering costs of the Trust to the extent they exceed $     per
share of the Trust's common shares. The organizational and offering expenses to be incurred by the Trust are estimated to be $ (including amounts incurred by BlackRock on behalf of the Trust).

         The Trust has granted the Underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that Underwriter's initial amount reflected in the above table.

         If the Underwriters create a short position in shares of common stock in connection with the offering, i.e., if they sell more shares of common stock than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares of common stock in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of shares of common stock are repurchased by the syndicate in stabilizing or covering transactions. Purchase of shares of common stock to stabilize the price or to reduce a short position may cause the common stock to be higher than it might be in the absence of such purchases.

         The Trust has agreed not to offer or sell any additional common
shares for a period of    days after the date of the purchase agreement without
the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the purchase agreement.

         The Trust anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active Underwriters of, and dealers in, securities and therefore can be expected to engage in portfolio transactions with the Trust.

         PNC Capital Markets, Inc. and J.J.B. Hilliard, W.L. Lyons, Inc., two of the Underwriters, are affiliates of BlackRock.

         The principal business address of                  is              .


                         CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 will serve as the Trust's transfer agent with respect to the common shares.


                                LEGAL OPINIONS

         Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New
York, New York, and for the Underwriters by         .           may rely as to
certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.


                        PRIVACY PRINCIPLES OF THE TRUST

         The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

         Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


USE OF PROCEEDS......................................................................2
INVESTMENT OBJECTIVES AND POLICIES...................................................2
INVESTMENT POLICIES AND TECHNIQUES...................................................3
OTHER INVESTMENT POLICIES AND TECHNIQUES............................................11
MANAGEMENT OF THE TRUST.............................................................14
PORTFOLIO TRANSACTIONS AND BROKERAGE................................................20
DESCRIPTION OF SHARES...............................................................21
REPURCHASE OF COMMON SHARES.........................................................22
U.S. FEDERAL INCOME TAX MATTERS.....................................................23
EXPERTS.............................................................................26
ADDITIONAL INFORMATION..............................................................26
INDEPENDENT AUDITORS' REPORT.........................................................1
GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS.................APPENDIX A
PROXY VOTING PROCEDURES.....................................................APPENDIX B


                                    Shares

                          BlackRock Rising Rate Trust
                                 Common Shares


                               $15.00 per share

                              P R O S P E C T U S

                      STATEMENT OF ADDITIONAL INFORMATION

         BlackRock Rising Rate Trust (the "Trust") is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus
relating thereto dated,         2004. This Statement of Additional Information,
which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


                               TABLE OF CONTENTS


USE OF PROCEEDS........................................................................2
INVESTMENT OBJECTIVES AND POLICIES.....................................................2
INVESTMENT POLICIES AND TECHNIQUES.....................................................3
OTHER INVESTMENT POLICIES AND TECHNIQUES..............................................11
MANAGEMENT OF THE TRUST...............................................................14
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................20
DESCRIPTION OF SHARES.................................................................21
REPURCHASE OF COMMON SHARES...........................................................22
U.S. FEDERAL INCOME TAX MATTERS.......................................................23
EXPERTS...............................................................................26
ADDITIONAL INFORMATION................................................................26
INDEPENDENT AUDITORS' REPORT...........................................................1
GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS...................APPENDIX A
PROXY VOTING PROCEDURES.......................................................APPENDIX B


         This Statement of Additional Information is dated     , 2004.

                                USE OF PROCEEDS

         Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques--Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering.


                      INVESTMENT OBJECTIVES AND POLICIES

         The Trust's investment objective is to seek total returns that are correlated inversely with the price of the 10-Year U.S. Treasury Note. There can be no assurance that the Trust will achieve its objective.

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

               (1) invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and corporations will not be considered to represent an industry;

               (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, futures and options transactions, when issued and forward commitment transactions and similar investment strategies;

               (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities consistent with the Trust's investment objectives and policies, the entry into repurchase agreements or in connection with short sales;

               (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

               (5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts ("REITs") and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

               (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

               (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security; or

               (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The percentage limitations applicable to the Trust's portfolio described in this prospectus apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.


                      INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

Short Sales

         The Trust will make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales primarily to enhance income or gain, but also may make short sales to hedge positions, for risk management or in order to maintain portfolio flexibility.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-Term Debt Securities

         For temporary defensive proposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

               (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
         (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

               (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

               (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Mortgage-Related and Asset-Backed Securities

         Mortgage-Related Securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Although the Trust may invest in residential and commercial Mortgage-Related Securities issued by governmental entities and private issuers, the Trust expects that most of such investments will be limited to Commercial Mortgage-Related Securities ("CMBS"), in which the Trust will not invest more than 15% of its total assets.

         Commercial Mortgage-Related Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

         The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

         The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

         Asset-Backed Securities. Asset-Backed Securities are a form of derivative securities. The securitization techniques used for Asset-Backed Securities are similar to those used for Mortgage-Related Securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of Asset-Backed Securities that may be developed in the future. Asset-Backed Securities present certain risks that are not presented by Mortgage-Related Securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do Mortgage-Related Securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

         Government Agency Securities. Mortgage-Related Securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Government-Related Securities. Mortgage-Related Securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-Related Securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Private Entity Securities. These Mortgage-Related Securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on Mortgage-Related Securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust's shares. Mortgage-Related Securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

         Collateralized Mortgage Obligations ("CMOS"). A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

         Stripped Mortgage-Backed Securities. The Trust also may invest in Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Duration and Risk Management

         Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain duration and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

         Futures Contracts and Options on Futures Contracts. In connection with its duration and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide duration, risk management and other portfolio management purposes.

         Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

         Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

         Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

         Interest Rate Transactions. Among the Strategic Transactions are which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for duration and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is managing its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are incurred into for good faith hedging purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

         Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "U.S. Federal Income Tax Matters."


                   OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         The Trust may not be able to readily dispose of illiquid securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

         The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A under the Securities Act, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's board of trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Forward Commitment Securities

         The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be (provided that dollar roll transactions will not be considered forward commitment transactions if they are entered into on the basis of regular way settlement). If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

         Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

Rights Offerings and Warrants to Purchase

         The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions

         To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 331/3% of the value of its total assets.

         Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trusts right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33?% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

Other Investment Companies

         The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock.


                            MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management and sub-advisory agreements were approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on _______, 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act.)

         The investment management agreement was approved by the sole common
shareholder of the Trust as of    , 2004. The investment management agreement
will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

         The investment management agreement provides for the Trust to pay a
management fee at an annual rate equal to    % of the average weekly value of
the Trust's net assets. BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, 38% of the monthly management fees received by BlackRock Advisors.

         Information Received by the Board. In considering the Trust's investment management and sub-advisory agreements, the board of trustees received information specifically related to the approval of the investment management and sub-advisory agreements including information regarding: (i) the team of investment advisory personnel assigned to the Trust; (ii) the structure, expertise and finances of BlackRock Advisors, BlackRock Financial Management and their parent companies; (iii) the Trust's management fee (both gross and net of fee waivers) and total operating expenses as compared to a peer group of closed-end funds with similar investment policies and strategies selected by Lipper, Inc.; (iv) BlackRock's profitability with respect to other funds in the BlackRock family of closed-end funds;(v) BlackRock's overall profitability as compared with available industry data; (vi) certain direct and indirect "fallout" benefits to BlackRock from its relationship with the Trust; (viii) the fees charged by BlackRock Advisor's other investment management clients and (viii) BlackRock's policies and procedures in respect to execution of portfolio transactions. Periodically, the trustees, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock Advisors' management of relationships with services providers and resources devoted to with the such funds' investment objective and polices and other matters.

         Matters Considered by the Board. In considering the investment management and sub-advisory agreements, the board of trustees, including the non-interested trustees, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Trust's surrounding circumstances. Matters considered by the board of trustees, including the non-interested trustees in approving the investment management and sub-advisory agreements included the following:

         Nature and Quality of Investment Advisory and Sub-Advisory Services. The board of trustees, including the non-interested trustees, considered the nature and quality of the services to be provided by BlackRock Advisors and BlackRock Financial Management, respectively, to the Trust. In this connection, the board reviewed:

     o BlackRock Advisor's compliance record, including whether other funds advised or subadvised by BlackRock Advisors or BlackRock Financial Management have operated within their investment objectives, policies and restrictions; and

     o the resources of BlackRock Advisors and BlackRock Financial Management and the size, education and experience of the Trust's portfolio management team and BlackRock Advisors' and BlackRock Financial Management's use of technology and its approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel;

         Nature and Quality of Other Services. The board of trustees, including the non-interested trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by BlackRock Advisors under the investment management agreement. The board of trustees, including the non-interested trustees, also considered the nature and extent of BlackRock Advisors' supervision of third party service providers.

         Fees and Expenses. The board of trustees, including the non-interested trustees, considered the Trust's management fee and expense ratio in comparison to the management fee and expense ratios of a peer group of funds selected by a third-party service provider. The board of trustees, including the non-interested trustees, also considered the Trust's management fee and expense ratio in comparison to other types of registered investment companies and accounts managed by BlackRock Advisors and/or BlackRock Financial Management with similar investment objectives and policies.

         Profitability. The board of trustees, including the non-interested trustees, considered the level of BlackRock's profits in respect of the management of the BlackRock closed-end funds. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Trust's business. The board of trustees, including the non-interested trustees, also considered BlackRock's profit margins in comparison with available industry data.

         Other Benefits. The board of trustees, including the non-interested trustees, also considered the benefits to BlackRock (including the fees paid by the Trust and the Trust's shareholders) associated with BlackRock and its affiliates providing non-advisory services to the Trust, including administrative services. The board of trustees, including the non-interested trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationship with the Trust.

         Conclusion. Based on the information reviewed and discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the non-interested trustees, approved each of the investment advisory agreement between BlackRock Advisors and the Trust and the sub-advisory agreement among BlackRock Advisors, BlackRock Financial Management and the Trust as in the best interests of shareholders of the Trust.

Sub-Investment Advisory Agreement

         The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreement was approved by the sole common
shareholder of the Trust as of         , 2004. The sub-investment advisory
agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and
(2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Anne F. Ackerley is the sole initial Trustee of the Trust. Following is a list of her present positions and principal occupations during the last five years. Ms. Ackerley is an interested person of the Trust (as defined by the Investment Company
Act). The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. Ms. Ackerley is an officer of other closed-end funds in which BlackRock Advisors acts as investment adviser.


                                                              Principal Occupation During the Past
Name and Age                            Title                  Five Years and Other Affiliations
------------                            -----                 ------------------------------------


Anne F. Ackerley                Sole Initial Trustee    Managing Director of BlackRock, Inc. since 2000.
Age: 42                                                 Formerly, First Vice President and Chief Operating
                                                        Officer, Mergers and Acquisition Group at Merrill
                                                        Lynch & Co. from 1997 to 2000; First Vice President
                                                        and Chief Operating Officer, Public Finance Group
                                                        at Merrill Lynch & Co. from 1995 to 1997; First
                                                        Vice President, Emerging Markets Fixed Income
                                                        Research at Merrill Lynch & Co. prior thereto.


         Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.


                                                                    Aggregate Dollar Range Of Equity
                                                                    Securities Overseen By Directors
                                     Dollar Range Of Equity         In The Family In All Registered
          Name of Trustee         Securities In The Trust (*)           Investment Companies(*)
          ---------------         ---------------------------       ---------------------------------

(*) As of December 31, 2003. The Trustees do not own shares in the Trust as it is a newly formed closed-end investment company.


         The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2003, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2004, assuming the Trust will have been in existence for the full calendar year.


                                                                 Total Compensation From The
                                  Estimated Compensation        Trust And Fund Complex Paid To
      Name of Board Member            From The Trust                   Board Members(1)
      --------------------        -----------------------       -------------------------------

(1)   Estimates the total compensation to be earned by that person during the calendar year end
      December 31, 2004 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2)   Of these amounts it is anticipated that Messrs.       ,      ,      ,     and         may
      defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2004.

(3)   serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, will be compensated in the amount of $40,000 per annum by the Fund Complex.

(4)   Of this amount, Messrs.       ,       ,       ,      and        are expected to defer
      $50,000, $50,000, $190,000, $30,000 $50,000 and $30,000, respectively, pursuant to the
      Fund Complex's deferred compensation plan.

(5)   Includes compensation for service on the Audit Committee.


         Each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,000 for each meeting of each board in the Fund Complex attended by such
Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs.
           ,              and will receive an additional $20,000 per annum
from the Fund Complex for their service on the audit committee of the Fund
Complex. This additional compensation to Messrs.              , and will be
allocated among the fund/trusts in the Fund Complex based on their relative net assets.

         In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $15,834 for any Independent Trustee.

         Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

         The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

         The Executive Committee consists of Messrs.          and         , and
acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

         The Audit Committee consists of Messrs.         ,          ,
and        . The Audit Committee acts according to the Audit Committee charter.
          has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit
Committee,             and           , both of whom are independent for the
purpose of the definition of audit committee financial expert as applicable to the Trust.

         The Governance Committee consists of Messrs.        ,           ,
        ,          and         . The Governance Committee acts in accordance
with the Governance Committee charter.          has been appointed as Chairman
of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

         The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

     o The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust, including the number of shares owned and the length of time of ownership; and

     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

         The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

         No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

         As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee and the Audit Committee has had an initial meeting in connection with the organization of the Trust.

         No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

Proxy Voting Policies

         The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

         The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $310 billion of assets under management as of June 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name.

         The BlackRock organization has over 16 years of experience managing closed-end products and, at June 30, 2004, advised a closed-end family of 51 active funds with approximately $14.2 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees. The BlackRock organization invented the term trust in 1988 and has successfully managed five consecutive term trusts to returning principal on maturity.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

         The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor's investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pay to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

         One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be less than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                             DESCRIPTION OF SHARES

Common Shares

         The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares. The prospectus contains a detailed discussion of the common shares.

Other Shares

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares.


                          REPURCHASE OF COMMON SHARES

         The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the de-listing of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                        U.S. FEDERAL INCOME TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Trust

         The Trust intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC"). Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Trust's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Trust level. To avoid the tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income.

The Trust's Investments

         Certain of the Trust's investment practices may subject the Trust to special U.S. federal tax rules, the effect of which may be to, among other things, accelerate income to the Trust, cause the Trust to recognize income or gain without a corresponding receipt of cash, affect the character of income recognized, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to holders of common shares.

         Some of the debt obligations acquired by the Trust may be treated as debt obligations that are issued with original issue discount ("OID"). Such OID generally will be included in income in the taxable year of accrual and before the Trust receives any corresponding cash payments. Since, in certain circumstances, the Trust may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, the Trust may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Trust's distribution requirements.

         If the Trust invests (directly or indirectly through a REIT) in residual interests in REMICs a portion of the Trust's income will be subject to U.S. federal income tax in all events. "Excess inclusion income" of the Trust generated by a residual interest in a REMICs will be allocated to shareholders of the Trust in proportion to the dividends received by the shareholders of the Trust. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder; will not qualify for any reduction in U.S. federal withholding taxes. In addition, if the shareholders of the Trust include a "disqualified organization" (such as certain governments or governmental agencies) the Trust may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

         Income received by the Trust with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Generally, shareholders will not be entitled to claim a credit or deductions with respect to foreign taxes. If, however, the Trust invests more than 50% of its total assets in foreign securities, the Trust will elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own return. In that case, each shareholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by the Trust. If the Trust makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

Taxation of Shareholders

         Distributions paid by the Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Trust's earnings and profits. Due to the Trust's expected investments, generally, distributions will not be eligible for the dividends received deduction allowed to corporations and will not qualify for the reduced rate on qualified dividend income allowed to individuals.

         Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Trust's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate on net capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 5, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while, as described above, net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, distributions of both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         The Trust may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a tax of 35% of such amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

         The Trust may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.


                                    EXPERTS

         The Statement of Net Assets of the Trust as of        , 2004 appearing
in this Statement of Additional Information has been audited by          ,
independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority
of such firm as experts in accounting and auditing.          , located at
          , provides accounting and auditing services to the Trust.


                            ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholder of BlackRock Rising Rate Trust

We have audited the accompanying statement of assets and liabilities of
BlackRock Rising Rate Trust (the "Trust") as of         , 2004, and the related
statements of operations and the changes in net assets for the period from
        , 2004 (date of inception) to        , 2004. These financial statements
are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Rising Rate Trust
as of          , 2004, and the results of its operations and the changes in its
net assets for the period from        , 2004 (date of inception) to         ,
2004, in conformity with accounting principles generally accepted in the United States of America.

                          BLACKROCK RISING RATE TRUST
                      STATEMENT OF ASSETS AND LIABILITIES

                                    , 2004

                          BLACKROCK RISING RATE TRUST
                            STATEMENT OF OPERATIONS

         For the period      , 2004 (date of inception) to      , 2004

                          BLACKROCK RISING RATE TRUST
                      STATEMENT OF CHANGES IN NET ASSETS

         For the period      , 2004 (date of inception) to       , 2004

                                  APPENDIX A

                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures to protect against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks. With respect to risk management, the variable degree of correlation between price movements of instruments and price movements in the position being hedged create the possibility that losses on the position may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for risk management should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations. The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

                                  APPENDIX B

                            PROXY VOTING PROCEDURES

                              PROXY VOTING POLICY

                                      For

                           BlackRock Advisors, Inc.
               and Its Affiliated Registered Investment Advisors

Introduction

This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisors ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

         A.   Social Issues,

         B.   Financial/Corporate Issues, and

         C.   Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                   SECTION I

                                ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

         1. They do not measurably change the structure, management control, or operation of the corporation.

         2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                             Voting Recommendation

BlackRock will normally support the following routine proposals:

         1. To increase authorized common shares.

         2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

         3. To elect or re-elect directors.

         4. To appoint or elect auditors.

         5. To approve indemnification of directors and limitation of directors' liability.

         6. To establish compensation levels.

         7. To establish employee stock purchase or ownership plans.

         8. To set time and location of annual meeting.

                                  SECTION II

                             NON-ROUTINE PROPOSALS

         D. Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                             Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

         1. To enforce restrictive energy policies.

         2. To place arbitrary restrictions on military contracting.

         3. To bar or place arbitrary restrictions on trade with other countries.

         4. To restrict the marketing of controversial products.

         5. To limit corporate political activities.

         6. To bar or restrict charitable contributions.

         7. To enforce a general policy regarding human rights based on arbitrary parameters.

         8. To enforce a general policy regarding employment practices based on arbitrary parameters.

         9. To enforce a general policy regarding animal rights based on arbitrary parameters.

         10. To place arbitrary restrictions on environmental practices.

         E. Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                             Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

         1. To change the state of incorporation.

         2. To approve mergers, acquisitions or dissolution.

         3. To institute indenture changes.

         4. To change capitalization.

         F. Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation

We will generally vote for the following management proposals:

         1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

         2. To institute staggered board of directors.

         3. To require shareholder approval of not more than 66?% for a proposed amendment to the corporation's by-laws.

         4. To eliminate cumulative voting.

         5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

         6. To create a dividend reinvestment program.

         7. To eliminate preemptive rights.

         8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

We will generally vote against the following management proposals:

         9. To require greater than 66?% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

         10. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

         11. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

         12. To prohibit replacement of existing members of the board of directors.

         13. To eliminate shareholder action by written consent without a shareholder meeting.

         14. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

         15. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         16. To limit the ability of shareholders to nominate directors.

         We will generally vote for the following shareholder proposals:

         17. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66?%.

         18. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

         19. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

         20. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

         21. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

         22. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

         23. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

         24. To create a dividend reinvestment program.

         25. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

         26. To require that "golden parachutes" be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

         27. To restore preemptive rights.

         28. To restore cumulative voting.

         29. To require annual election of directors or to specify tenure.

         30. To eliminate a staggered board of directors.

         31. To require confidential voting.

         32. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

         33. To dock director pay for failing to attend board meetings.

                                  SECTION III

                                VOTING PROCESS

         BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all p IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                   * * * * *

         Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                                    PART C

                               Other Information

Item 24.  Financial Statements And Exhibits

Financial Statements

Part A--None.

Part B--Statement of Assets and Liabilities(2)

Exhibits

(a) Agreement and Declaration of Trust(1)

(b) By-Laws(1)

(c) Inapplicable

(d) Form of Specimen Certificate(2)

(e) Dividend Reinvestment Plan(2)

(f) Inapplicable

(g) (1) Investment Management Agreement(2)

(g) (2) Sub-Investment Advisory Agreement(2)

(h) Form of Underwriting Agreement(2)

(i) Form of the BlackRock Closed-End Trusts Amended and Restated Deferred Compensation Plan(2)

(j) (1) Custody Agreement(2)

(j) (2) Form of Foreign Custody Manager Agreement(2)

(k) (1)Form of Stock Transfer Agency Agreement(2)

(l) Opinion and Consent of Counsel to the Trust(2)

(m) Inapplicable.

(n) Independent Auditor's Consent(2)

(o) Inapplicable.

(p) Initial Subscription Agreement(2)

(q) Inapplicable.

(r) (1) Code of Ethics of Trust(2)

(r) (2) Code of Ethics of the Advisor and Sub-Advisor(2)

(r) (3) Code of Ethics of The PNC Financial Services Group(2)

(s) Power of Attorney(2)

(1) Filed herewith.

(2) To be filed by Amendment.


Item 25.  Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26.  Other Expenses Of Issuance And Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

              Registration fee
              NYSE listing fee
              Printing (other than certificates) Engraving and printing certificates Accounting fees and expenses Legal fees and expenses NASD fee

                            Total

Item 27.  Persons Controlled By Or Under Common Control With The Registrant

         None.

Item 28.  Number Of Holders Of Shares

         As of August 20, 2004

                  Title Of Class                      Number of Record Holders
                  --------------                      ------------------------

           Shares of Beneficial Interest                        0

Item 29.  Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or
(iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met:
(i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article __ of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30.  Business And Other Connections Of Investment Advisor

         Not Applicable

Item 31.  Location Of Accounts And Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of, the Registrant's Custodian and Transfer Agent.

Item 32.  Management Services

         Not Applicable

Item 33.  Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 17th day of August 2004.


                                     /s/ Anne F. Ackerley
                                     -----------------------------------------
                                     Anne F. Ackerley
                                     Sole Initial Trustee, President, Chief
                                     Executive
                                     Officer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 17th day of August 2004.


NAME                                            TITLE

/s/Anne F. Ackerley
-----------------------
Anne F. Ackerley                             Sole Initial Trustee, President,
                                             Chief Executive Officer and
                                             Principal Financial Officer

                               INDEX TO EXHIBITS


(a) Agreement and Declaration of Trust

(b) By-Laws